Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

(33)   Subsequent events

a)GIC Transaction

On 28 April 2022, the consolidated annual accounts at 31 December 2021 prepared under IFRS-EU principles have been re-authorized for issue due to the need to carry out a reclassification in the balance sheet of the financial instrument signed with GIC, described in Note 21, from net equity to financial liability. However, at the date of preparation of these consolidated financial statements, the parties are analyzing the necessary modifications in the terms and conditions of the agreement in order to classify such transaction as an equity instrument, thereby reflecting their initial will of the parties.

b)Biotest, AG

In September 2021, Grifols announced its strategic investment in Biotest, a transaction that underscores the companies’ shared commitment to work together to globally increase the availability of plasma therapies for the benefit of patients around the world.

The investment in Biotest will significantly reinforce Grifols’ scientific and industrial capabilities, helping to increase the availability of plasma medicines and broaden its commercial footprint and R&D project portfolio.

Following the opening of two new centers, Biotest now has 28 plasma donation centers in Europe.

In April 2022, having completed the Public Takeover Offer (PTO) and closed the acquisition of Tiancheng  (Germany) Pharmaceutical Holdings, Grifols now controls 96.20% of the voting rights of Biotest AG and holds 69.72% of its share capital.

Grifols has agreed to acquire the entire share capital of Tiancheng (Germany) Pharmaceutical Holdings AG for EUR 1,091 million. This amount includes a loan receivable, granted by Tiancheng (Germany) Pharmaceutical Holdings to Biotest AG, for an amount of EUR 318 million. The shares of Biotest were valued at EUR 43.00 per ordinary share (17.783.776 shares) and at EUR 37.00 per preferred share (214.581 shares).

Parallel to the transaction, Grifols has closed the voluntary public tender offer (VTO) to all outstanding shareholders, resulting in the payment of EUR 362 million for 1,250,298 ordinary shares at EUR 43.00 per share and 8,340,577 preferred shares at EUR 37.00 per share.

c)Endpoint Health

On February 2022 Grifols announced a collaboration with Endpoint Health, Inc., a precision-medicine therapeutics company dedicated to addressing urgent needs in immune-driven critical care, to develop an antithrombin (AT) therapy to treat disseminated intravascular coagulation (DIC) caused by severe sepsis or septic shock, a life-threatening response to infection.

As part of the agreement, Grifols will contribute its industry-leading expertise in plasma-protein therapies and be the exclusive supplier of AT, a plasma protein that treats patients with blood clotting issues.

In exchange for a US Dollar 10 million upfront investment, Grifols will become a 5% preferred shareholder at Endpoint Health on a fully diluted basis.

The collaboration with Endpoint Health, which will furnish its proprietary diagnostic test to identify septic patients mostly likely to respond to AT therapy, aims to expand Thrombate®’s indication. Upon FDA approval and according to market sourcing needs for AT at the time, the companies will invest up to US 125 million in a multiyear build-out of AT production at Grifols sites in Barcelona, Los Angeles and North Carolina.